                                   AIM GLOBAL
                                 UTILITIES FUND





[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   JUNE 30, 1998

                                   AIM GLOBAL
                                 UTILITIES FUND

                                For shareholders

                          who seek high current income

                            and capital appreciation

                               through a portfolio

                                  primarily of

                           common and preferred stocks

                          of public utility companies.



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks. s The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
   [PHOTO OF       December 31, 1997, equity markets worldwide were still shaken
  Charles T.       by the financial crisis in Asia. By June 30, 1998, the end of
    Bauer,         this six-month reporting period, most markets had recovered
 Chairman of       nicely, with domestic equities producing generous returns and
 the Board of      European markets outpacing the U.S. Only Asian markets
   THE FUND        remained in the doldrums. High-quality bonds have turned in a
 APPEARS HERE]     solid performance with generous real returns.
                       Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest.
                   The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
                       By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances, with equities having the potential to produce returns above 30% again. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Reigstered Trademark-- appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT

    On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative. We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                         ------------------------------

                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.

                         ------------------------------

The Managers' Overview

UTILITY SECTOR CONTINUES HOT PERFORMANCE

A roundtable discussion with the Fund management team for AIM Global Utilities Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------
Q. HOW DID AIM GLOBAL UTILITIES FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1998?

A. We are pleased to report the Fund's total return was 9.12% for Class A shares, and 8.74% for both Class B and Class C shares for the six-month period ended June 30, 1998. Comparatively, the Lipper Utility Funds Index returned 8.22% during the same period.
        The Fund continued to outperform the Lipper Utility Funds Index for the last three years. For the three-year period ended June 30, 1998, the Fund's Class A shares produced a 20.53% average annual total return and Class B shares produced a 19.64% average annual total return. Both classes exceeded the Lipper Utility Funds Index average annual total return of 19.32% over the same period.

Q.  WHAT FACTORS CAUSED THE FUND'S PERFORMANCE?

A. The market's volatility at the end of 1997 carried over into the first quarter of 1998, attracting many investors to the perceived stability of utility stocks. The Fund was well-rewarded by this market sentiment as the Fund's Class A shares returned 10.73% during the first three months of the year. We knew that such strong short-term performance would not be sustainable, but nonetheless the Fund received a nice spurt of growth during that period. In fact, the Fund's Class A shares rose 17.62% from October 1, 1997 to March 31, 1998, besting the DJIA's gain of 11.74%. Such extreme returns are very unusual for the utilities sector.

Q. TELECOMMUNICATIONS CONTINUED TO BE A MAJOR COMPONENT OF THE FUND'S PORTFOLIO. HOW DID THAT SECTOR PERFORM DURING THE REPORTING PERIOD?

A. There is significant growth in the telecommunications sector both inside and outside the U.S. because the services and equipment providers continue to do well in this competitive environment. Additionally, the frenzy of corporate merger and acquisition activity during the first half of 1998 has included some major telephone companies, such as SBC Communications, Inc. announcing plans to acquire Ameritech Corp. and the WorldCom Inc./MCI deal announced last year. Three of these companies were among the Fund's top 10 holdings at the end of the reporting period, so the Fund greatly benefited from these deals.
        The telecommunications and telephone sectors comprised over 30% of the Fund at the end of the reporting period as the telecommunications/telephone sector was the Fund's largest sector weighting.

Q.  WHAT PERCENTAGE OF THE FUND'S PORTFOLIO WAS IN DOMESTIC UTILITIES?

A. We finished the reporting period with just over 63% of the Fund's holdings in the domestic utilities sector. Electric power companies comprised almost 25% of the Fund's portfolio. This is a very mature industry, so there are little long-term growth opportunities in this sector for investors. However, with most of the country experiencing unusually hot temperatures this year, the increased demand for air conditioning combined with deregulation of electricity providers forced some electric companies to pay incredible rates for electricity on the free market when emergencies rose. It was reported in the media that electricity that normally costs $0.03 to $0.05 a kilowatt was being purchased for $10 a kilowatt. Companies were forced to pay such inflated prices to provide the necessary electricity to their customers. How such free market situations affect the industry as a whole remains to be seen.
        Pinnacle West Capital Corp. was the only electric power company among the portfolio's top 10 holdings at the end of the reporting period, but the Fund owned common stock in 35 electric power companies all around the world.

Q.  WHAT PERCENTAGE OF THE FUND'S PORTFOLIO WAS OVERSEAS?

A. We finished the reporting period with 34% of the Fund's holdings in the foreign sector. The foreign utilities sector continued to offer the Fund the best opportunities for growth as more companies privatize around the world, a trend that we expect to continue. The roaring stock markets in Europe produced excellent

================================================================================
Fund Outperformed Index Over Three Years
--------------------------------------------------------------------------------
Average Annual Total Returns for period 6/30/95-6/30/98

AIM Fund Class A Shares                    20.53%
AIM Fund Class B Shares                    19.64%
Lipper Utility Fund Index                  19.32%

Note: Class C shares commenced sales on August 4, 1997.
================================================================================

                       ----------------------------------
                       There is significant growth in the

                            telecommunications sector

                        both inside and outside the U.S.
                       ----------------------------------

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

===================================================================================================================================
TOP 10 INDUSTRIES                            TOP 10 HOLDINGS                              TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  Electric Companies             25.45%    1.  El Paso Energy Cap. Trust, Inc. 2.67%    1.  United States                 65.88%

2.  Telephone                      20.71     2.  Williams Companies, Inc. (The)  2.38     2.  United Kingdom                 6.72

3.  Natural Gas                    12.90     3.  Pinnacle West Capital Corp.     2.04     3.  Canada                         5.55

4.  Communications Equipment        6.79     4.  SBC Communications, Inc.        1.99     4.  Italy                          3.64

5.  Telecommunications              6.04     5.  Telecom Italia S.p.A.           1.93     5.  Spain                          2.94
    (Long Distance)                          6.  BellSouth Corp.                 1.81     6.  Germany                        2.28

6.  Power Producers (Independent)   4.38     7.  Ameritech Corp.                 1.77     7.  Portugal                       2.12

7.  Telecommunications              4.02     8.  National Grid Group PLC         1.74     8.  Brazil                         1.45
    (Cellular/Wireless)                      9.  WorldCom, Inc.                  1.60     9.  New Zealand                    1.11
8.  Real Estate Investment Trusts   3.71     10. Cincinnati Bell, Inc.           1.54     10. Sweden                         0.96

9.  Water Utilities                 2.32

10. Manufacturing (Diversified)     1.72


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================


    returns that enhanced the Fund's performance. The Fund had almost 20% of its portfolio invested in European utilities at the end of the reporting period. Two foreign holdings, Telecom Italia S.p.A. and National Grid Group PLC, finished the reporting period among the portfolio's top 10 holdings. On the other hand, the Fund's foreign holdings in Asia and Latin America were hurt by the volatility of the markets in those areas.

Q.  WHAT OTHER UTILITY STOCKS DID THE FUND HOLD?

A. The Fund had significant positions in natural gas, water, and services and equipment utility stocks. Just under 13% of the portfolio was in natural gas holdings, the third-largest industry weighting. Additionally, the top two positions in the portfolio--El Paso Energy Cap. Trust, Inc., and The Williams Companies, Inc., respectively--were natural gas utility holdings.
        Services and equipment providers, especially in the telecommunications industry, continue to do well in this competitive environment. For instance, if ABC Company and XYZ Company both are competing for the same market share, then the service companies and equipment providers benefit first because the service companies and equipment providers receive business from both competing companies. The rapidly changing environment for both telecommunication and electric companies may make the service and equipment providers a good area for growth. Approximately 10% of the Fund is in the service and equipment providers sector in familiar names as Lucent Technologies, Inc., Nokia Oyj A.B., and Superior TeleCom Inc.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR UTILITIES IN THE NEAR FUTURE?

A. We are in the midst of the third year of very good growth for utilities. We believe this growth can be sustained for a while. The uncertain markets of recent times have brought many unlikely investors into the utility sector, and this has caused outstanding performance returns that usually are not associated with this sector. Furthermore, it is important to note that these returns are coming with lower volatility than other investments.
        While it may be unrealistic to expect continued annual returns of over 20% for the Fund, we are positive on the utilities sector overall. The new, competitive marketplace means utility stocks will see more volatility than ever before. However, we expect utilities potentially to have the lowest volatility of any stock in any particular country. Given the global outlook for stable interest rates and healthy, moderate growth in most areas in which the Fund invests, the market conditions seem favorable for utility companies and the Fund for the remainder of 1998.

                           ---------------------------

                             We are in the midst of

                           the third year of very good

                              growth for utilities.

                           ---------------------------

================================================================================
Average Annual Total Returns

Class A shares

10 Years              13.32%
5 Years               10.53
1 Year                16.62

Class B shares

Inception (9/1/93)     9.81%
1 Year                17.48

Class C shares

Inception (8/4/97)    18.34%*


*Total return provided is cumulative total return that has not been annualized.
================================================================================

For Consideration

AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.

THE YEAR 2000 PROBLEM

It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"-- but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places-- from elevators to air traffic control systems-- but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE

AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for AIM Management Group Inc. and its subsidiaries.
    So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the Year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST

In the spring of 1999, AIM will be participating in industry-wide testing that will simulate the arrival of the Year 2000. this will allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
    We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-46.72%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.66%

Univision Communications Inc.(a)         53,000   $  1,974,250
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.73%

ADC Telecommunications, Inc.(a)          55,000      2,009,219
--------------------------------------------------------------
Lucent Technologies, Inc.                49,600      4,126,100
--------------------------------------------------------------
NEXTLINK Communications, Inc.-Class
  A(a)                                   15,900        602,212
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                75,000      2,615,625
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,432,500
--------------------------------------------------------------
US LEC Corp.-Class A(a)                  16,000        334,000
--------------------------------------------------------------
                                                    11,119,656
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.03%

Evolving Systems, Inc.(a)                 3,300         36,506
--------------------------------------------------------------
Mobius Management Systems, Inc.(a)        2,900         43,500
--------------------------------------------------------------
                                                        80,006
--------------------------------------------------------------

ELECTRIC COMPANIES-14.33%

Allegheny Energy, Inc.                   82,100      2,473,263
--------------------------------------------------------------
Boston Edison Co.                        40,000      1,660,000
--------------------------------------------------------------
Carolina Power & Light Co.               48,800      2,116,700
--------------------------------------------------------------
Cinergy Corp.                            57,000      1,995,000
--------------------------------------------------------------
DQE, Inc.                                76,500      2,754,000
--------------------------------------------------------------
Edison International                     61,000      1,803,313
--------------------------------------------------------------
Energy East Corp.                        75,000      3,121,875
--------------------------------------------------------------
FPL Group, Inc.                          63,000      3,969,000
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 21,000        933,188
--------------------------------------------------------------
New Century Energies, Inc.               52,000      2,362,750
--------------------------------------------------------------
NIPSCO Industries, Inc.                 134,000      3,752,000
--------------------------------------------------------------
Pinnacle West Capital Corp.             135,000      6,075,000
--------------------------------------------------------------
Public Service Company of New Mexico     60,000      1,361,250
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,652,218
--------------------------------------------------------------
Southern Co.                             92,000      2,547,250
--------------------------------------------------------------
Teco Energy, Inc.                        88,200      2,364,862
--------------------------------------------------------------
Texas Utilities Co.                      42,600      1,773,225
--------------------------------------------------------------
                                                    42,714,894
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.14%

ONIX Systems, Inc.(a)                    26,000        334,750
--------------------------------------------------------------
RELTEC Corp.(a)                           1,800         81,000
--------------------------------------------------------------
                                                       415,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (INSTRUMENTATION)-0.23%

Quanta Services, Inc.(a)                 46,000   $    675,625
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.02%

Charles River Associates Inc.(a)          3,100         77,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.59%

Superior TeleCom Inc.                    42,625      1,774,266
--------------------------------------------------------------

NATURAL GAS-5.68%

Coastal Corp. (The)                      15,000      1,047,188
--------------------------------------------------------------
Columbia Energy Group                    33,000      1,835,625
--------------------------------------------------------------
Energen Corp.                            29,600        595,700
--------------------------------------------------------------
KN Energy, Inc.                          54,600      2,958,637
--------------------------------------------------------------
Public Service Company of North
  Carolina, Inc.                         40,000        870,000
--------------------------------------------------------------
Sonat, Inc.                              66,000      2,549,250
--------------------------------------------------------------
Williams Companies, Inc. (The)          209,900      7,084,125
--------------------------------------------------------------
                                                    16,940,525
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.14%

AES Corp.(a)                             28,400      1,492,775
--------------------------------------------------------------
CalEnergy Co., Inc.(a)                   63,200      1,899,950
--------------------------------------------------------------
                                                     3,392,725
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-3.71%

Alexandria Real Estate Equities,
  Inc.                                   40,000      1,197,500
--------------------------------------------------------------
Anthracite Mortgage Capital Inc.         25,100        348,263
--------------------------------------------------------------
Boston Properties, Inc.                  48,000      1,656,000
--------------------------------------------------------------
CCA Prison Realty Trust                  38,200      1,169,875
--------------------------------------------------------------
Corporate Office Properties Trust,
  Inc.                                   40,000        355,000
--------------------------------------------------------------
Correctional Properties Trust(a)         10,300        208,575
--------------------------------------------------------------
Crescent Real Estate Equities, Co.       26,400        887,700
--------------------------------------------------------------
Entertainment Properties Trust           15,100        275,575
--------------------------------------------------------------
Golf Trust of America, Inc.              15,000        515,625
--------------------------------------------------------------
Mack-Cali Realty Corp.                   25,000        859,375
--------------------------------------------------------------
Meditrust Corp.                          30,000        838,125
--------------------------------------------------------------
Patriot American Hospitality, Inc.       77,800      1,862,337
--------------------------------------------------------------
Starwood Hotels & Resorts                18,500        893,781
--------------------------------------------------------------
                                                    11,067,731
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.21%

Metzler Group, Inc.(a)                   16,800        615,300
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.23%

Hyperion Telecommunications,
  Inc.(a)                                43,900   $    688,681
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.83%

IXC Communications, Inc.(a)              40,500      1,964,250
--------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)        38,000      1,522,375
--------------------------------------------------------------
WinStar Communications, Inc.(a)          74,000      3,177,375
--------------------------------------------------------------
WorldCom, Inc.(a)                        98,526      4,772,353
--------------------------------------------------------------
                                                    11,436,353
--------------------------------------------------------------

TELEPHONE-12.19%

Advanced Communications Group,
  Inc.(a)                                21,800        151,238
--------------------------------------------------------------
Ameritech Corp.                         117,700      5,281,787
--------------------------------------------------------------
Bell Atlantic Corp.                      40,000      1,825,000
--------------------------------------------------------------
BellSouth Corp.                          80,400      5,396,850
--------------------------------------------------------------
Century Telephone Enterprises, Inc.      79,200      3,633,300
--------------------------------------------------------------
Cincinnati Bell, Inc.                   160,000      4,580,000
--------------------------------------------------------------
Electric Lightwave, Inc.-Class A(a)      80,000        885,000
--------------------------------------------------------------
GTE Corp.                                36,600      2,035,875
--------------------------------------------------------------
Intermedia Communications Inc.(a)        30,000      1,258,125
--------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                40,000      1,555,000
--------------------------------------------------------------
SBC Communications, Inc.                148,000      5,920,000
--------------------------------------------------------------
SCC Communications Corp.(a)              41,600        509,600
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(a)                        35,000      1,898,750
--------------------------------------------------------------
US West, Inc.                            30,000      1,410,000
--------------------------------------------------------------
                                                    36,340,525
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $81,327,048)                           139,313,787
--------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-5.62%

COMMUNICATIONS EQUIPMENT-0.24%

NEXTLINK Communications, Inc.-$3.25
  Conv. Pfd.(b) (Acquired 03/26/98;
  Cost $705,000)                         14,100        720,778
--------------------------------------------------------------

ENTERTAINMENT-0.33%

Time Warner Inc., Series M-$102.50
  PIK Pfd.                                  891        996,806
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.13%

Salomon Smith Barney Holdings-$3.48
  Conv. Pfd. DECS                         6,700        374,781
--------------------------------------------------------------

NATURAL GAS-3.12%

El Paso Energy Cap. Trust,
  Inc.-$2.375 Conv. Pfd.                150,000      7,950,000
--------------------------------------------------------------
MCN Corp.-$2.013 Conv. PRIDES            57,000      1,350,188
--------------------------------------------------------------
                                                     9,300,188
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.45%

AES Trust II-$2.75 Conv. Pfd.            74,000      4,315,680
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-0.35%

WinStar Communications, Inc.-$3.50
  Conv. Pfd.(b) (Acquired 03/12/98;
  Cost $950,000)                         19,000   $  1,040,250
--------------------------------------------------------------
    Total Domestic Preferred Stocks
      (Cost $16,179,864)                            16,748,483
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-28.54%

ARGENTINA-0.66%

Central Costanera S.A.-Class B
  (Electric Companies)                  475,200      1,378,280
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                            18,300        593,606
--------------------------------------------------------------
                                                     1,971,886
--------------------------------------------------------------

AUSTRALIA-0.17%

Telstra Corp. Ltd. (Telephone)          195,000        501,374
--------------------------------------------------------------

AUSTRIA-0.50%

Oesterreichische
  Elektrizitaetswirtschafts
  A.G.-Class A (Electric Companies)      12,500      1,498,009
--------------------------------------------------------------

BELGIUM-0.45%

Electrabel S.A. (Electric
  Companies)                              4,700      1,333,289
--------------------------------------------------------------

BRAZIL-1.45%

Centrais Eletricas de Santa
  Catarina S.A. (Electric
  Companies)                            590,000        448,921
--------------------------------------------------------------
Companhia Paranaense de Energia
  (Electric Companies)                   45,700        422,726
--------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Companies)                    3,990        300,143
--------------------------------------------------------------
Empresa Bandeirante de Energia S.A.
  (Electric Companies)(a)                 3,990         63,133
--------------------------------------------------------------
Empresa Metropolitana de Aguas e
  Energia S.A. (Electric
  Companies)(a)                           3,990          3,105
--------------------------------------------------------------
Empresa Paulista de Transmissao de
  Energia Eletrica S.A. (Electric
  Companies)(a)                           3,990         14,110
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)                   28,000      3,057,250
--------------------------------------------------------------
                                                     4,309,388
--------------------------------------------------------------

CANADA-1.98%

Laidlaw One, Inc.-$1.22 Conv. Pfd.
  (Waste Management)                     27,000        985,500
--------------------------------------------------------------
MetroNet Communications Corp.-Class
  B (Communications Equipment)(a)        23,400        661,050
--------------------------------------------------------------
TELUS Corp.
  (Telecommunications-Cellular &
  Wireless)                              95,000      2,457,258
--------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)      71,900      1,604,269
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CANADA-(CONTINUED)

Westshore Terminals Income Fund
  (Services-Facilities & Environmental)  40,800   $    194,147
--------------------------------------------------------------
                                                     5,902,224
--------------------------------------------------------------

CHILE-0.96%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telephone)                   80,750      1,640,234
--------------------------------------------------------------
Enersis S.A.-ADR (Electric Companies)    49,600      1,212,100
--------------------------------------------------------------
                                                     2,852,334
--------------------------------------------------------------

DENMARK-0.43%

Tele Danmark A.S.-ADR (Telephone)        27,500      1,295,938
--------------------------------------------------------------

FINLAND-0.56%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             23,200      1,683,450
--------------------------------------------------------------

FRANCE-0.90%

Alstom (Engineering &
  Construction)(a)                       30,500      1,004,136
--------------------------------------------------------------
France Telecom S.A.-ADR
  (Communications Equipment)             24,000      1,669,500
--------------------------------------------------------------
                                                     2,673,636
--------------------------------------------------------------

GERMANY-2.28%

RWE A.G. (Electric Companies)            28,100      1,664,216
--------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)            46,500      3,129,138
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)             2,900      1,997,338
--------------------------------------------------------------
                                                     6,790,692
--------------------------------------------------------------

HUNGARY-0.42%

Magyar Tavkozlesi ADR
  (Telecommunications-Long Distance)       42,700    1,256,981
--------------------------------------------------------------

ISRAEL-0.22%

Gilat Communications Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                    75,000      646,875
--------------------------------------------------------------

ITALY-3.64%

Societa Nordelettrica S.p.A.
  (Electric Companies)                    570,000    1,560,101
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)  578,300    3,530,177
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)         788,333    5,762,252
--------------------------------------------------------------
                                                    10,852,530
--------------------------------------------------------------

JAPAN-0.52%

Nippon Telegraph & Telephone Corp.-ADR
  (Telecommunications-Long Distance)       20,000      840,000
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                    85      707,923
--------------------------------------------------------------
                                                     1,547,923
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NETHERLANDS-0.95%

Royal PTT Nederland N.V.-ADR
  (Services-Commercial & Consumer)       44,449   $  2,828,068
--------------------------------------------------------------

NEW ZEALAND-1.11%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                              22,600        271,200
--------------------------------------------------------------
Telecom Corp. of New Zealand
  Ltd.-Interim ADR (Telephone)           14,400        242,100
--------------------------------------------------------------
Telecom Corp. of New Zealand
  Ltd.-ADR (Telephone)                   85,600      2,803,400
--------------------------------------------------------------
                                                     3,316,700
--------------------------------------------------------------

PERU-0.34%

Luz Del Sur S.A. (Power
  Producers-Independent)                 32,000        356,000
--------------------------------------------------------------
Telefonica del Peru S.A.-ADR
  (Telecommunications-Long
  Distance)                              33,000        674,438
--------------------------------------------------------------
                                                     1,030,438
--------------------------------------------------------------

PORTUGAL-2.12%

Electricidade de Portugal, S.A.-ADR
  (Electric Companies)                   41,100      1,893,169
--------------------------------------------------------------
Portugal Telecom S.A.-ADR
  (Telephone)                            68,100      3,605,044
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular/Wireless)  4,600        816,500
--------------------------------------------------------------
                                                     6,314,713
--------------------------------------------------------------

SPAIN-2.94%

Autopistas Concesionaria Espanola
  S.A. (Services-Commercial &
  Consumer)                              77,000      1,192,533
--------------------------------------------------------------
Autopistas Concesionaria Espanola
  S.A.-Rts., expiring 07/10/98
  (Services-Commercial &
  Consumer)(a)                           77,000         59,627
--------------------------------------------------------------
Iberdrola S.A. (Electric Companies)     233,000      3,783,306
--------------------------------------------------------------
Telefonica de Espana-ADR
  (Telephone)                            26,800      3,726,875
--------------------------------------------------------------
                                                     8,762,341
--------------------------------------------------------------

SWEDEN-0.96%

Telefonaktiebolaget LM Ericsson-ADR
  (Communications Equipment)            100,000      2,862,500
--------------------------------------------------------------

UNITED KINGDOM-4.98%

Hyder PLC (Water Utilities)              54,863        860,684
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526        887,752
--------------------------------------------------------------
PowerGen PLC (Electric Companies)       133,512      1,846,924
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             40,900      2,305,738
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            201,550      1,767,830
--------------------------------------------------------------
Southern Electric PLC (Electric
  Companies)                            124,061      1,123,396
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            200,507      2,919,412
--------------------------------------------------------------
Wessex Water PLC (Water Utilities)      154,649      1,183,344
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)
Yorkshire Water PLC (Water
  Utilities)                            262,440   $  1,964,294
--------------------------------------------------------------
                                                    14,859,374
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $51,938,638)                                  85,090,663
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
DOMESTIC NON-CONVERTIBLE BONDS &
  NOTES-7.70%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.32%

Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                    $  900,000   $    958,500
--------------------------------------------------------------

ELECTRIC COMPANIES-0.85%

El Paso Electric Co., Series D Sec.
  First Mortgage Bonds, 8.90%,
  02/01/06                            1,425,000      1,607,300
--------------------------------------------------------------
Western Resources Inc., Sr. Notes,
  7.125%, 08/01/09                      900,000        941,310
--------------------------------------------------------------
                                                     2,548,610
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.51%

California Energy Co., Notes,
  10.25%, 01/15/04                    1,400,000      1,508,500
--------------------------------------------------------------

NATURAL GAS-2.43%

Enron Corp., Sr. Sub. Deb., 6.75%,
  07/01/05                            3,750,000      3,819,263
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%, 06/15/06   1,000,000      1,035,000
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,394,938
--------------------------------------------------------------
                                                     7,249,201
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.68%

Tennessee Gas Pipeline Co., Bonds,
  7.00%, 03/15/27                     1,900,000      2,028,649
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.68%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                              925,000      1,008,250
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%, 12/07/22   3,021,249      3,986,538
--------------------------------------------------------------
                                                     4,994,788
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.54%

360 Communications Co., Sr. Notes,
  7.60%, 04/01/09                     1,500,000      1,624,890
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.69%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      2,043,048
--------------------------------------------------------------
    Total Domestic Non-Convertible
      Bonds & Notes (Cost
      $21,775,316)                                  22,956,186
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
DOMESTIC CONVERTIBLE BONDS &
  NOTES-2.78%

COMPUTERS (HARDWARE)-1.24%

Candescent Technology Corp., Conv.
  Sr. Sub. Deb., 7.00%, 05/01/03(b)
  (Acquired 04/17/98; Cost
  $3,700,000)                        $3,700,000   $  3,700,000
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.51%

Global Telesystems Group, Sr. Sub.
  Notes, 8.75%, 06/30/00                620,000      1,532,175
--------------------------------------------------------------

CONSUMER FINANCE-1.03%

Bell Atlantic Financial Services,
  Conv. Bonds, 5.75%, 04/01/03(b)
  (Acquired 02/12/98; Cost
  $3,000,000)                         3,000,000      3,073,140
--------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes (Cost
      $7,811,912)                                    8,305,315
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS & NOTES-5.31%(c)
CANADA-3.57%

Bell Canada
  (Telecommunications-Cellular/
  Wireless), Series EW Deb., 8.80%,
  08/17/05                          CAD    950,000      763,468
--------------------------------------------------------------
  Unsec. Deb., 10.875%, 10/11/04      1,700,000      1,452,148
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00              1,750,000      1,334,166
--------------------------------------------------------------
Ontario Hydro (Electric Companies),
  Global Bonds, 9.00%, 06/24/02       2,500,000      1,912,450
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03        2,400,000      1,813,301
--------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas),
  Series Q Deb., 10.625%, 10/20/09    1,750,000      1,648,406
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06       2,150,000      1,706,919
--------------------------------------------------------------
                                                    10,630,858
--------------------------------------------------------------

UNITED KINGDOM-1.74%

National Grid Co. PLC (Electric
  Companies), Bonds, 4.25%,
  02/17/08             GBP            2,760,000      5,199,051
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds & Notes (Cost
      $15,161,403)                                  15,829,909
--------------------------------------------------------------
REPURCHASE AGREEMENT-3.06%(D)
Dean Witter Reynolds, Inc., 6.10%
  07/01/98(e) (Cost $9,115,273)       9,115,273      9,115,273
--------------------------------------------------------------
TOTAL INVESTMENTS-99.73%                           297,359,616
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.27%                    799,110
--------------------------------------------------------------
NET ASSETS-100.00%                                $298,158,726
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value of these securities at 06/30/98 was $8,534,168 which represented 2.86% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
  $203,309,454)                              $297,359,616
---------------------------------------------------------
Foreign currencies, at value (cost
  $1,525,656)                                   1,530,479
---------------------------------------------------------
Receivables for:
  Investments sold                                480,029
---------------------------------------------------------
  Fund shares sold                                493,165
---------------------------------------------------------
  Dividends and interest                        1,634,680
---------------------------------------------------------
Investment for deferred compensation plan          22,237
---------------------------------------------------------
Other assets                                       18,877
---------------------------------------------------------
    Total assets                              301,539,083
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         2,478,932
---------------------------------------------------------
  Fund shares reacquired                          300,083
---------------------------------------------------------
  Dividends                                        81,871
---------------------------------------------------------
  Deferred compensation                            22,237
---------------------------------------------------------
Accrued advisory fees                             137,074
---------------------------------------------------------
Accrued administrative services fees                4,884
---------------------------------------------------------
Accrued distribution fees                         246,180
---------------------------------------------------------
Accrued trustees' fees                              1,765
---------------------------------------------------------
Accrued transfer agent fees                        49,098
---------------------------------------------------------
Accrued operating expenses                         58,233
---------------------------------------------------------
    Total liabilities                           3,380,357
---------------------------------------------------------
Net assets applicable to shares outstanding  $298,158,726
=========================================================

NET ASSETS:

Class A                                      $192,194,027
=========================================================
Class B                                      $104,825,534
=========================================================
Class C                                      $  1,139,165
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,251,924
=========================================================
Class B                                         5,051,718
=========================================================
Class C                                            54,901
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      20.77
=========================================================
  Offering price per share:
    (Net asset value of $20.77
    divided by 94.50%)                       $      21.98
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $      20.75
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.75
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $248,784 foreign
withholding tax)                              $ 3,480,637
---------------------------------------------------------
Interest                                        1,811,137
---------------------------------------------------------
    Total investment income                     5,291,774
---------------------------------------------------------

EXPENSES:

Advisory fees                                     820,666
---------------------------------------------------------
Administrative services fees                       38,565
---------------------------------------------------------
Custodian fees                                     48,890
---------------------------------------------------------
Trustees' fees                                      4,746
---------------------------------------------------------
Distribution fees -- Class A                      233,993
---------------------------------------------------------
Distribution fees -- Class B                      502,260
---------------------------------------------------------
Distribution fees -- Class C                        4,745
---------------------------------------------------------
Transfer agent fees -- Class A                    137,477
---------------------------------------------------------
Transfer agent fees -- Class B                     71,351
---------------------------------------------------------
Transfer agent fees -- Class C                        719
---------------------------------------------------------
Other                                              27,050
---------------------------------------------------------
    Total expenses                              1,890,462
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,838)
---------------------------------------------------------
     Net expenses                               1,888,624
---------------------------------------------------------
Net investment income                           3,403,150
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION
  CONTRACTS:

Net realized gain from:
  Investment securities                        14,947,629
---------------------------------------------------------
  Foreign currencies                               81,586
---------------------------------------------------------
  Option contracts                                 11,841
---------------------------------------------------------
                                               15,041,056
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                         6,461,714
---------------------------------------------------------
  Foreign currencies                               12,131
---------------------------------------------------------
                                                6,473,845
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and option
       contracts                               21,514,901
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $24,918,051
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1998            1997
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $  3,403,150    $  6,278,999
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               15,041,056      10,202,494
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and option contracts                        6,473,845      36,469,056
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          24,918,051      52,950,549
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (2,235,073)     (4,517,536)
--------------------------------------------------------------------------------------------
  Class B                                                           (840,015)     (1,708,856)
--------------------------------------------------------------------------------------------
  Class C                                                             (7,891)         (2,079)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --         (99,987)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (52,584)
--------------------------------------------------------------------------------------------
  Class C                                                                 --            (629)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (1,512,386)    (15,436,814)
--------------------------------------------------------------------------------------------
  Class B                                                          3,072,654        (921,844)
--------------------------------------------------------------------------------------------
  Class C                                                           (102,908)      1,124,595
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    23,292,432      31,334,815
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            274,866,294     243,531,479
--------------------------------------------------------------------------------------------
  End of period                                                 $298,158,726    $274,866,294
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $188,094,268    $186,636,908
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                398,179          78,008
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           15,608,483         567,427
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               94,057,796      87,583,951
--------------------------------------------------------------------------------------------
                                                                $298,158,726    $274,866,294
============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
F. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
G. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $38,565 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1998, AFS was paid $127,168 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $233,993, $502,260 and $4,745, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $40,078 from sales of the Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received $35,319 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,516 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,748 and $90, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,838 during the six months ended June 30, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $51,936,855 and $45,733,550, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $96,856,117
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (2,805,960)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $94,050,157
=========================================================

Costs of investments for tax purposes is $203,309,459.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                JUNE 30,                DECEMBER 31,
                                  1998                      1997
                         -----------------------   -----------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------   -----------  ----------   ------------
Sold:
  Class A                1,334,780   $26,855,266   2,718,197   $ 46,163,286
----------------------  ----------   -----------  ----------   ------------
  Class B                  553,247    11,144,381     765,587     13,195,278
----------------------  ----------   -----------  ----------   ------------
  Class C*                  84,344     1,720,401      62,085      1,135,211
----------------------  ----------   -----------  ----------   ------------
Issued as reinvestment
  of dividends:
  Class A                   95,985     1,981,727     237,293      4,070,874
----------------------  ----------   -----------  ----------   ------------
  Class B                   34,112       710,110      87,895      1,505,898
----------------------  ----------   -----------  ----------   ------------
  Class C*                     216         4,516          94          1,781
----------------------  ----------   -----------  ----------   ------------
Reacquired:
  Class A               (1,496,687)  (30,349,379) (3,882,294)   (65,670,974)
----------------------  ----------   -----------  ----------   ------------
  Class B                 (432,926)   (8,781,837)   (924,101)   (15,623,020)
----------------------  ----------   -----------  ----------   ------------
  Class C*                 (91,149)   (1,827,825)       (689)       (12,397)
----------------------  ----------   -----------  ----------   ------------
                            81,922   $ 1,457,360    (935,933)  $(15,234,063)
======================  ==========   ===========  ==========   ============

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended June 30, 1998 are summarized as follows:

                                          CALL OPTION CONTRACTS
                                          ---------------------
                                          NUMBER OF   PREMIUMS
                                          CONTRACTS   RECEIVED
                                          ---------   ---------
Beginning of period                           --             --
----------------------                    ---------   ---------
Written                                      180      $  38,798
----------------------                    ---------   ---------
Closed                                      (180)       (38,798)
----------------------                    ---------   ---------
End of period                                 --      $       0
======================                    =========   =========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997; for a share of Class B outstanding during the six months ended June 30, 1998, each of the years in the four-year period ended December 31, 1997 and the period September 1, 1993 (date sales commenced) through December 31, 1993; and for a share of Class C outstanding during the six months ended June 30, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                               ---------------------------------------------------------------
                                                                                              DECEMBER 31,
                                                               JUNE 30,   ----------------------------------------------------
                                                                 1998       1997       1996       1995       1994       1993
                                                               --------   --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  19.26   $  16.01   $  14.59   $  11.85   $  14.09   $  13.31
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.26       0.47       0.55       0.55       0.59       0.60
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.49       3.26       1.43       2.71      (2.20)      1.02
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
    Total from investment operations                               1.75       3.73       1.98       3.26      (1.61)      1.62
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.24)     (0.47)     (0.56)     (0.52)     (0.60)     (0.61)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
  Distributions from net realized gains                              --      (0.01)        --         --         --      (0.23)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
  Returns of capital                                                 --         --         --         --      (0.03)        --
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
    Total distributions                                           (0.24)     (0.48)     (0.56)     (0.52)     (0.63)     (0.84)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $  20.77   $  19.26   $  16.01   $  14.59   $  11.85   $  14.09
============================================================   ========   ========   ========   ========   ========   ========
Total return(a)                                                    9.12%     23.70%     13.88%     28.07%    (11.57)%    12.32%
============================================================   ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $192,194   $179,456   $164,001   $170,624   $150,515   $200,016
============================================================   ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            1.05%(b)   1.13%      1.17%      1.21%      1.18%      1.16%
============================================================   ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               2.62%(b)   2.79%      3.62%      4.20%      4.67%      4.21%
============================================================   ========   ========   ========   ========   ========   ========
Portfolio turnover rate                                              16%        26%        48%        88%       101%        76%
============================================================   ========   ========   ========   ========   ========   ========
Average brokerage commission rate paid(c)                      $ 0.0406   $ 0.0465   $ 0.0460        N/A        N/A        N/A
============================================================   ========   ========   ========   ========   ========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $188,745,599.
(c) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                      CLASS B                                     CLASS C
                                             ----------------------------------------------------------   -----------------------
                                                                         DECEMBER 31,
                                             JUNE 30,   -----------------------------------------------   JUNE 30,   DECEMBER 31,
                                               1998      1997      1996      1995      1994      1993       1998         1997
                                             --------   -------   -------   -------   -------   -------   --------   ------------
Net asset value, beginning of period         $  19.24   $ 16.01   $ 14.60   $ 11.84   $ 14.08   $ 15.30   $ 19.24      $ 17.67
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
Income from investment operations:
  Net investment income                          0.19      0.34      0.42      0.44      0.47      0.17      0.19         0.13
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
  Net gains (losses) on securities (both
    realized and unrealized)                     1.49      3.25      1.44      2.73     (2.19)    (0.98)     1.49         1.58
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
    Total from investment operations             1.68      3.59      1.86      3.17     (1.72)    (0.81)     1.68         1.71
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
Less distributions:
  Dividends from net investment income          (0.17)    (0.35)    (0.45)    (0.41)    (0.49)    (0.17)    (0.17)       (0.13)
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
  Distributions from net realized gains            --     (0.01)       --        --        --     (0.24)       --        (0.01)
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
  Returns of capital                               --        --        --        --     (0.03)       --        --           --
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
    Total distributions                         (0.17)    (0.36)    (0.45)    (0.41)    (0.52)    (0.41)    (0.17)       (0.14)
------------------------------------------   --------   -------   -------   -------   -------   -------   -------      -------
Net asset value, end of period               $  20.75   $ 19.24   $ 16.01   $ 14.60   $ 11.84   $ 14.08   $ 20.75      $ 19.24
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Total return(a)                                  8.74%    22.74%    12.98%    27.16%   (12.35)%   (5.32)%    8.74%        9.74%
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $104,826   $94,227   $79,530   $70,693   $42,568   $23,892    $1,139      $ 1,183
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Ratio of expenses to average net assets          1.79%(b)  1.91%     1.96%     1.97%     2.07%     1.99%(c)  1.79%(b)     1.90%(c)
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Ratio of net investment income to average
  net assets                                     1.87%(b)  2.01%     2.83%     3.44%     3.78%     3.38%(c)  1.87%(b)     2.02%(c)
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Portfolio turnover rate                            16%       26%       48%       88%      101%       76%       16%          26%
==========================================   ========   =======   =======   =======   =======   =======   =======      =======
Average brokerage commission rate paid(d)    $ 0.0406   $0.0465   $0.0460       N/A       N/A       N/A   $0.0406      $0.0465
==========================================   ========   =======   =======   =======   =======   =======   =======      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $101,284,493 and $956,938 for Class B and Class C, respectively.
(c) Annualized.
(d) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Trustees & Officers


BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Stuart W. Coco                               Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Karen Dunn Kelley                            1735 Market Street
Partner                                           Vice President                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  Jonathan C. Schoolar                         COUNSEL TO THE TRUSTEES
Robert H. Graham                                  Vice President
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Renee A. Friedli                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
Lewis F. Pennock
Attorney                                          P. Michelle Grace                            DISTRIBUTOR
                                                  Assistant Secretary
Ian W. Robinson                                                                                A I M Distributors, Inc.
Consultant; Formerly Executive                    Jeffrey H. Kupor                             11 Greenway Plaza
Vice President and                                Assistant Secretary                          Suite 100
Chief Financial Officer                                                                        Houston, TX 77046
Bell Atlantic Management                          Nancy L. Martin
Services, Inc.                                    Assistant Secretary

Louis S. Sklar                                    Ofelia M. Mayo
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer


                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                              --------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                              --------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


                                       GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS

                                       AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund
                                       AIM Blue Chip Fund                       AIM Asian Growth Fund
                                       AIM Capital Development Fund             AIM Developing Markets Fund(2)
       [PHOTO OF                       AIM Constellation Fund                   AIM Emerging Markets Fund(2)
     11 GREENWAY PLAZA                 AIM Mid Cap Growth Fund(2)               AIM Europe Growth Fund(2)
       APPEARS HERE]                   AIM Select Growth Fund(3)                AIM European Development Fund
                                       AIM Small Cap Equity Fund(2)             AIM International Equity Fund
                                       AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)
                                       AIM Value Fund AIM Weingarten Fund       AIM Japan Growth Fund(2)
                                                                                AIM Latin American Growth Fund(2)
                                       GROWTH & INCOME FUNDS                    AIM New Pacific Growth Fund(2)

                                       AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
                                       AIM Advisor Large Cap Value Fund
                                       AIM Advisor MultiFlex Fund               AIM Global Aggressive Growth Fund
                                       AIM Advisor Real Estate Fund             AIM Global Growth Fund
                                       AIM America Value Fund(2)                AIM Worldwide Growth Fund(2)
                                       AIM Balanced Fund AIM Charter Fund
                                                                                GLOBAL GROWTH & INCOME FUNDS
                                       INCOME FUNDS
                                                                                AIM Global Growth & Income Fund(2)
                                       AIM Floating Rate Fund(2)                AIM Global Utilities Fund
                                       AIM High Yield Fund
                                       AIM Income Fund                          GLOBAL INCOME FUNDS
                                       AIM Intermediate Government Fund
                                       AIM Limited Maturity Treasury Fund       AIM Global Government Income Fund(2)
                                                                                AIM Global High Income Fund(2)
                                       TAX-FREE INCOME FUNDS                    AIM Global Income Fund
                                                                                AIM Strategic Income Fund(2)
                                       AIM High Income Municipal Fund
                                       AIM Municipal Bond Fund                  THEME FUNDS
                                       AIM Tax-Exempt Bond Fund of Connecticut
                                       AIM Tax-Free Intermediate Fund           AIM Global Consumer Products and Services Fund(2)
                                                                                AIM Global Financial Services Fund(2)
                                       MONEY MARKET FUNDS                       AIM Global Health Care Fund(2)
                                                                                AIM Global Infrastructure Fund(2)
                                       AIM Dollar Fund(2)                       AIM Global Resources Fund(2)
                                       AIM Money Market Fund                    AIM Global Telecommunications Fund(2)
                                       AIM Tax-Exempt Cash Fund                 AIM New Dimension Fund(2)

(1) AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.


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